                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section240.14a-12

                                   BIG CITY RADIO, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

kl

                              BIG CITY RADIO, INC.
                                11 SKYLINE DRIVE
                           HAWTHORNE, NEW YORK 10532

                                                                  April 11, 2001

Dear Stockholder:

    On behalf of the board of directors, I wish to extend to you a cordial invitation to attend the annual meeting of stockholders of Big City
Radio, Inc., which will be held on Friday, May 11, 2001 on the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019 at 3:00 p.m., Eastern Daylight time. I look forward to greeting as many stockholders as possible at the annual meeting.

    At the annual meeting, holders of class A common stock will be asked to vote on proposals to elect two class A directors for a one year term ending in the year 2002 and all stockholders will be asked to vote on a proposal to ratify the selection of KPMG LLP as our independent accountants for the year ending December 31, 2001 and to vote on any other matters that may properly come before the annual meeting.

    It is important that your shares be represented at the annual meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the annual meeting, you may revoke your proxy and vote in person.

    Thank you.

                                          Sincerely,

                                          [LOGO]

                                          Stuart Subotnick

                                          CHAIRMAN OF THE BOARD OF DIRECTORS

                              BIG CITY RADIO, INC.

                            ------------------------

                                11 SKYLINE DRIVE
                           HAWTHORNE, NEW YORK 10532

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2001

                            ------------------------

                             TO THE STOCKHOLDERS OF
                             BIG CITY RADIO, INC.:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Big City Radio, Inc., a Delaware corporation, will be held on Friday, May 11, 2001, at 3:00 p.m., Eastern Daylight time, on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019.

    At the annual meeting, holders of class A common stock, par value $.01 per share, will be asked to consider and vote as a separate class upon the election of two members to Big City Radio's board of directors to serve a one-year term as class A directors (Proposal 1).

    At the annual meeting, holders of class A common stock together with holders of class B common stock, par value $.01 per share, will be asked to consider and vote as a single class upon the ratification of the selection of KPMG LLP as our independent accountants for the year ending December 31, 2001 (Proposal 2) and to vote upon the transaction of such other business as may properly come before the annual meeting or any adjournment thereof. The board of directors is not aware of any other business that will be presented for consideration at the annual meeting.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                    PROPOSALS 1 AND 2 AT THE ANNUAL MEETING.

    Only stockholders of record at the close of business on March 30, 2001, the record date, will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. The annual meeting may be adjourned from time to time without notice other than by announcement at the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder, for any reason germane to the annual meeting, during ordinary business hours during the ten (10) days prior to the annual meeting at the law offices of Paul, Weiss, Rifkind, Wharton and Garrison, LLP, 1285 Avenue of the Americas, New York, New York 10019.

    We hope that you will be able to attend the annual meeting in person. However, whether or not you plan to attend the meeting in person, please complete, sign, date and mail the enclosed proxy in the return envelope to assure your shares are represented and voted at the annual meeting. If you do attend the annual meeting, you may revoke your proxy if you wish and vote in person. Thank you for your cooperation and continued support.

                                          By Order of the Board of Directors,

                                          [LOGO]

                                          David A. Persing
                                          Secretary

Hawthorne, New York
April 11, 2001

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT A QUORUM MAY BE ASSURED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                              BIG CITY RADIO, INC.

                            ------------------------

                                11 SKYLINE DRIVE
                           HAWTHORNE, NEW YORK 10532

                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2001

                            ------------------------

    This proxy statement, the accompanying notice of annual meeting and proxy card are being furnished to the holders of shares of class A common stock, par value $.01 per share, and to the holders of shares of class B common stock, par value $.01 per share, of Big City Radio, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at our annual meeting to be held at 3:00 p.m., Eastern Daylight Time, on Friday, May 11, 2001 on the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019, and any adjournments of the annual meeting. This proxy statement and the accompanying notice of annual meeting and proxy card, along with our annual report to stockholders for the year ended December 31, 2000 are being mailed to our stockholders on or about April 11, 2001.

                    INFORMATION REGARDING THE ANNUAL MEETING

    PROPOSALS. At the annual meeting, holders of the class A common stock will be asked to consider and vote as a separate class upon the election of two members to our board of directors to serve a one-year term as class A directors (Proposal 1), and holders of the class A common stock together with holders of the class B common stock will be asked to consider and vote as a single class upon the ratification of the selection of KPMG LLP as our independent accountants for the year ending December 31, 2001 (Proposal 2), and to vote upon such other matters as may properly come before the annual meeting.

    Our board of directors knows of no business that will be presented for consideration at the annual meeting other than the matters described in this proxy statement.

    RECORD DATE; QUORUM. Only holders of record of common stock as of the close of business on March 30, 2001, the record date, will be entitled to notice of and to vote at the annual meeting. As of the record date, there were 6,226,817 shares of class A common stock outstanding and entitled to vote at the annual meeting, held by approximately 34 stockholders of record, which number includes nominees for an undeterminable number of beneficial owners, with each share entitled to one vote on each matter voted upon and 8,250,458 shares of class B common stock outstanding and entitled to vote at the annual meeting, held by eight stockholders of record, with each share entitled to ten votes on each matter voted upon. The presence of one-third of the outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum at the annual meeting. Broker non-votes, shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the annual meeting and shares of common stock held by persons in attendance at the annual meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum.

    VOTE REQUIRED. The affirmative vote of the holders of a plurality of shares of class A common stock voting as a separate class present in person or represented by proxy and entitled to vote at the annual meeting will be required to elect each of the class A directors to our board of directors. The affirmative vote of the holders of a majority of shares of common stock voting as a single class present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve and adopt Proposal 2 which will be voted upon separately at the annual meeting. In voting on each matter, holders of class A common stock are entitled to one vote per share and holders of class B common stock are entitled to ten votes per share.

    Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their banks or brokers. Votes cast by proxy or in person at the annual meeting will be tabulated by one or more inspectors of election appointed by our board of directors. These inspectors of election will also determine whether a quorum is present for the transaction of business.

    Shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the annual meeting and shares of common stock held by persons in attendance at the annual meeting who abstain from voting on any such proposal will not be voted for or against such proposal. Broker non-votes will not be voted for or against a proposal. Because of the vote required to approve the proposals presented at the annual meeting, abstentions and broker non-votes will have the effect of a vote against such proposals (except with respect to Proposal 1). Because only a plurality is required for the election of directors, abstentions and broker non-votes will have no effect on the election of directors.

    PROXIES. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the annual meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, the stockholders entitled to vote upon such election may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to other proposals, the stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of common stock represented by a signed proxy card will be voted "FOR" Proposals 1 and 2 listed on the proxy card. If any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters according to their judgment.

    All proxies delivered pursuant to this solicitation are revocable at any time prior to the annual meeting at the option of the stockholders executing them by giving written notice of revocation to our corporate Secretary, by delivering a duly executed proxy card bearing a later date or by attending and voting in person at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of a proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Big City Radio, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, NJ 07073-2137, Attention: David A. Persing, Secretary.

    Proxies will initially be solicited by us by mail, but directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. We will also request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and we will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by us.

                               SECURITY OWNERSHIP

    The following table sets forth, as of March 27, 2001, certain information regarding the beneficial ownership of each class of common stock by (i) each person known to us to own beneficially more than 5% of the outstanding shares of each class of common stock, (ii) each of our directors and director nominees,
(iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" and (iv) all of our directors and executive officers as a group. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including, but not limited to, shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                                                                PERCENTAGE OF
                                                                        NUMBER OF SHARES OF      OUTSTANDING
                                                                           COMMON STOCK           CLASS OF
TITLE OF CLASS                      NAME OF BENEFICIAL OWNER(1)        BENEFICIALLY OWNED(2)   COMMON STOCK(3)
--------------                      ---------------------------        ---------------------   ---------------
Class B Common Stock..............  Anita Subotnick, Stuart
                                    Subotnick........................        8,200,458(4)           99.3%
                                    Bryan Subotnick..................           10,000                 *

Class A Common Stock..............  Anita Subotnick, Stuart
                                    Subotnick........................          134,035(5)              *
                                    Michael H. Boyer.................           25,000(6)              *
                                    Charles M. Fernandez.............          530,000(7)            8.5%
                                    Silvia Kessel....................           60,140(8)              *
                                    Alan D. Kirschner................          120,128(9)            1.9%
                                    Bryan Subotnick..................          113,000(10)           1.8%
                                    Paul R. Thomson..................          118,000(10)           1.9%
                                    Leonard White....................           25,000(11)             *
                                    Gilder, Gagnon, Howe & Co........          516,575(12)           8.3%
                                    Michael Kakoyiannis..............          956,300(13)          15.4%
                                    Earl I. Mack.....................        1,465,700(14)          23.5%
                                    Phillip Frost, M.D...............          523,500(15)           8.4%
                                    All Directors and Executive
                                      Officers as a Group (10
                                      persons).......................        9,211,681(16)          64.4%

--------------------------

* Holdings do not exceed one percent of the total outstanding shares of any class of common stock.

(1) Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2) The shares of class B common stock are convertible at any time into shares of class A common stock at the rate of one share of class A common stock for each share of class B common stock and the holders of shares of class B common stock are entitled to 10 votes per share. The number of shares of class A common stock shown does not include outstanding shares of class B common stock or shares of class A common stock issuable upon conversion of the class B common stock.

(3) The percentage of outstanding shares of class A common stock shown does not include outstanding shares of class B common stock or the equal number of shares of class A common stock issuable upon conversion of the class B common stock.

(4) Includes 2,000,000 shares of class B common stock owned by Subotnick Partners, L.P. of which Anita Subotnick is general partner and Stuart Subotnick is a limited partner. The shares of class B common stock are convertible into shares of class A common stock at the rate of one share of class A common stock for each share of class B common stock and the holders of shares of class B common stock are entitled to 10 votes per share and to vote as a separate class to elect 75% of the members of our board of directors. Mr. and Mrs. Subotnick have shared voting and investment power with respect to their shares. Mr. and Mrs. Subotnick's address is c/o Metromedia Company, 810 Seventh Avenue, 29th Floor, New York, New York 10019.

(5) Includes 90,000 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $3.5625 per share and 5,735 shares of class A common held by Mr. and

    Mrs. Subotnick as custodian for their grandchildren's account pursuant to the New York Uniform Gift to Minors Act.

(6) Includes 22,500 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $3.5625 per share and 2,500 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $7.125 per share.

(7) Includes 250,000 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $4.00 per share.

(8) Includes 30,000, 3,000 and 20,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $7.00, $7.8125 and $3.5625 per share, respectively.

(9) Includes 25,000, 30,000, 6,000, 56,000 and 3,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $6.00, $7.00, $7.8125, $3.4375 and $4.313 per share, respectively.

(10) Includes 25,000, 30,000, 6,000, 9,000, 3,000 and 40,000 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $6.00, $7.00, $7.8125, $3.4375, $4.313 and $3.5625 per share, respectively.

(11) Includes 22,500 shares of class A common stock issuable upon exercise of options which are currently exercisable at an exercise price of $3.5625 per share and 2,500 shares of class A common stock issuable upon exercise of options that are currently exercisable at an exercise price of $7.00 per share.

(12) Pursuant to a report on Schedule 13G filed with the Securities and Exchange Commission on February 15, 2000, Gilder, Gagnon, Howe & Co. a broker/dealer under Section 15 of the Securities Exchange Act of 1934, is the beneficial owner of 516,575 shares of class A common stock.

(13) Pursuant to a report on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, Michael Kakoyiannis is the beneficial owner of 956,300 shares of class A common stock. Mr. Kakoyiannis' address is 138 Cambridge, Garden City, New York 11530.

(14) Pursuant to a report on Schedule 13G filed with the Securities and Exchange Commission on January 12, 2001, Earl I. Mack is the beneficial owner of 1,465,700 shares of class A common stock. Mr. Mack's address is 370 West Passaic Street, Rochelle Park, New Jersey 07662.

(15) Pursuant to a report on Schedule 13G filed with the Securities and Exchange Commission on February 16, 2001, Phillip Frost, M.D., is the beneficial owner of 523,500 shares of class A common stock.

(16) Includes presently exercisable options to acquire shares of class A common stock in the amounts and at the exercise prices set forth in the footnotes to this table, as applicable, and 8,210,458 shares of class B common stock.

    The foregoing information is based on a review, as of the record date, by us of statements filed with the Securities and Exchange Commission under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended. To the best of our knowledge, except as set forth above, no other person owns beneficially more than 5% of our outstanding common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF BIG CITY RADIO

    The following table sets forth certain information regarding our executive officers as of the date of this report.

NAME                                     AGE                     OFFICE OR POSITION HELD
----                                   --------                  -----------------------
Charles M. Fernandez.................     39      President and Chief Executive Officer
Silvia Kessel........................     50      Executive Vice President
                                                  Executive Vice President, General Counsel and
David A. Persing.....................     43      Secretary
Bryan Subotnick......................     37      Executive Vice President--Corporate Development
Paul R. Thomson......................     44      Vice President, Chief Financial Officer and Treasurer
Alan D. Kirschner....................     49      Vice President--Engineering
Byron Kwan...........................     32      Corporate Controller

    Set forth below is the background of each of our executive officers other than those who are also directors (for the backgrounds of each of our directors, including biographical information, see "PROPOSAL NO. 1--ELECTION OF DIRECTORS" below).

    ALAN D. KIRSCHNER has been a Vice President since September 1997 and Director of Engineering since July 1995. Mr. Kirschner has been serving as radio technical consultant for AM and FM radio stations since 1972. Mr. Kirschner served as Chief Engineer responsible for technical operations of radio station WYNY owned by Broadcasting Partners, Inc. and Evergreen Media, in New York from 1993 to 1995 and a Director of Engineering for Westwood One Stations Group in New York from 1988 to 1993.

    BRYAN SUBOTNICK has served as Executive Vice President--Corporate Development since September 1997. Mr. Subotnick served as Vice President from January 1997 and Director of Operations from May 1995 to December 1996. Prior to joining us, Mr. Subotnick was Vice President and General Counsel of
Papamarkou & Company, an international finance and investment company, in 1995, and a General Partner in the law firm of Shanker & Subotnick, which specialized in entertainment law, from 1992 to 1994. Mr. Subotnick is the son of Stuart Subotnick, our Chairman of the board of directors, and of Anita Subotnick, one of our directors.

    PAUL R. THOMSON has served as Vice President since September 1997 and as Chief Financial Officer since January 1996. Prior to joining us, Mr. Thomson served as Corporate Controller of Herbalife International, Inc. from 1993 to 1996, as Chief Financial Officer of Barnard Salick Companies from 1992 to 1993 and as Controller--Radio Stations Group of Westwood One, Inc. from 1989 to 1992. Prior to 1989, Mr. Thomson worked with Price Waterhouse LLP for 12 years in London, Caracas and Los Angeles. He is a certified public accountant and a member of the Institute of Chartered Accountants in England and Wales.

    BYRON KWAN has served as our Corporate Controller since February 2001 and as Corporate Manager of Accounting since July 1998. Prior to joining us, Mr. Kwan served as Assistant Corporate Controller at Compass Plastics and Technology, Inc. and Amerigon, Inc., two publicly traded companies. Mr. Kwan holds a BS in accounting from California State University, Los Angeles.

DIRECTORS OF BIG CITY RADIO

    Our amended and restated certificate of incorporation provides that our board of directors shall initially consist of eight members: six directors to be elected by the holders of class B common stock and two Directors to be elected by the holders of class A common stock. The board of directors currently consists of five class B directors and two class A directors. The class B directors are Anita Subotnick, Stuart Subotnick, Charles M. Fernandez, Silvia Kessel and David A. Persing. The class A directors are Mr. Leonard White and Mr. Michael H. Boyer. Holders of the class B common stock remain entitled to elect one additional class B director.

    Directors of each class will hold office until their successors are elected and qualified or until their earlier death, resignation or removal. Our amended and restated by-laws provide that the class A directors will be elected by a plurality of the votes cast at a meeting of stockholders (or stockholders acting by written consent) by the holders of class A common stock entitled to vote at the election, voting as a separate class, and that class B directors will be elected by a plurality of the votes cast at a meeting of stockholders (or stockholders acting by written consent) by the holders of class B common stock entitled to vote at the election, voting as a separate class.

    The class A directors and class B directors are nominated for election by a class A nominating committee and a class B nominating committee, respectively. For more information regarding the class A nominating committee and the class B nominating committee and their respective members, see "Meetings of Certain Committees of the Board" below. In addition, nominations for election of class A directors only to our board of directors may be made at an annual or special meeting of stockholders called by the board of directors for the purpose of electing directors, by any holder of the class A common stock entitled to vote for the election of directors at such meeting. Such nominations shall be made pursuant to timely notice in writing to our corporate Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices at the address set forth below not less than 60 days nor more than 90 days prior to the scheduled date of the meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; PROVIDED, HOWEVER, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made. A stockholder's notice to our Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of our shares of stock which are beneficially owned by such person on the date of such stockholder's notice and
(d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to the stockholder giving the notice (a) the name and address, as they appear on our corporate books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s),
(b) the class and number of shares of stock of Big City Radio which are beneficially owned by such stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder's notice, (c) a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. Any such nominations should be submitted in writing to Big City Radio, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: Secretary.

    Directors may be removed, with or without cause, only by the holders of the class or classes of common stock or series of preferred stock, if any, that, as of the date such removal is effected, would be entitled to elect such directors at the next annual meeting of stockholders. Newly created directorships resulting from an increase in the number of directors and vacancies occurring on the board of directors for any reason, including the removal of directors without cause, may be filled only by (i) the affirmative vote of a majority of the remaining directors elected by holders of each class or classes of common stock or series of preferred stock, if any, that (x) elected such directors and (y) as of the date such vacancy is filled, would be entitled to elect such directors at the next annual meeting of stockholders or (ii) if there are no such remaining directors, then by a plurality of the votes cast by the holders of the class or classes of common stock or series of preferred stock, if any, that, as of the date such vacancy is filled, would be entitled to elect such directors at the next annual meeting of stockholders, voting as a separate class at a meeting, special or otherwise, of the holders of common stock of such class or classes or series of preferred stock, if any.

    For more information regarding each of Big City Radio's directors, including biographical information, see "PROPOSAL 1--ELECTION OF DIRECTORS."

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

    The board of directors held four regular meetings during 2000. All directors attended at least 75% of the aggregate total number of meetings of the board of directors and all committees of the board of directors on which they serve. The board of directors took action by unanimous written consent two times in 2000.

    The board of directors has delegated certain functions to the following standing committees:

    THE EXECUTIVE COMMITTEE. The executive committee was created on December 24, 1997 and is authorized to exercise, to the extent permitted by law, all of the powers of the board of directors in the management or corporate matters including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger in connection with our merger or the merger of any of our subsidiaries. The executive committee took action by unanimous written consent one time in 2000. The members of the executive committee are Mr. Stuart Subotnick and Ms. Silvia Kessel.

    THE AUDIT COMMITTEE. The audit committee was created on March 25, 1998 and is responsible for (a) making recommendations concerning the engagement of independent public accountants, (b) approving the professional services provided by our independent auditors, (c) reviewing, in consultation with our independent auditors, the plans and results of the audit engagement, (d) reviewing the independence of our independent auditors, (e) considering the range of audit and non-audit fees and (f) reviewing the adequacy of our internal accounting controls. The audit committee held four meetings in 2000. The members of the audit committee are Mr. Michael H. Boyer, Mr. Leonard White and Ms. Silvia Kessel.

    THE COMPENSATION COMMITTEE. The compensation committee was created on March 25, 1998 and its function is to review, approve, recommend and report to the board of directors on matters specifically relating to the compensation of our executive officers and other key executives and to administer our stock option plans. The compensation committee took action by unanimous written consent four times in 2000. The members of the compensation committee are Mr. Michael H. Boyer and Mr. Leonard White.

    THE NOMINATING COMMITTEES. The class A nominating committee and the class B nominating committee were created on December 24, 1997 and (i) establish criteria and procedures for the election of the class A directors and the class B directors, respectively, (ii) review management's evaluation of any officers proposed for nomination as class A director or class B director, as applicable, (iii) review the qualifications of and, when necessary and appropriate, interview candidates who may be proposed for nomination as class A director or class B director, as applicable, (iv) recommend to the entire board of directors a slate of class A directors or class B directors, as applicable, to be elected for the following year and (v) perform such other duties in connection with the selection, election or termination of the directors as the board of directors may request. The nominating committee did not hold any formal meetings in 2000. The current member of the class A nominating committee is Mr.

Leonard White and the current members of the class B nominating committee are Mr. Stuart Subotnick and Ms. Anita Subotnick.

COMPENSATION OF DIRECTORS

    Directors who are officers, employees or affiliates receive no compensation for their services as directors. Accordingly, Messrs. Subotnick, Fernandez and Persing and Ms. Kessel and Mrs. Subotnick do not receive compensation for their services as directors. Each director who is not also an officer, employee or affiliate is entitled to receive annual directors' fees of $20,000, an additional $1,200 for each board of directors meeting attended ($500 if attended by conference telephone call) and $500 for each committee meeting attended. Outside directors are eligible to participate in the Big City Radio 1999 Incentive Stock Plan pursuant to which options to purchase 2,500 shares of class A common stock will be granted to each outside director immediately upon such director's initial election and qualification for the board of directors. Options to purchase 2,500 shares of class A common stock will be granted annually on the day of each annual stockholders' meeting. Each outside director is eligible to receive options to purchase a maximum of 25,000 shares of class A common stock pursuant to the Incentive Stock Plan. Each option will have an exercise price equal to the fair market value of a share of class A common stock on the date of grant. All such options granted to outside directors will be immediately exercisable.

                             AUDIT COMMITTEE REPORT

    The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2000, which include our consolidated balance sheets as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

    MEMBERSHIP

    The audit committee is composed of two independent directors under the definition of independence provided by Section 121(A) of the American Stock Exchange listing standards and one non-independent director and operates under a written charter adopted by the Board of Directors a copy of which is attached hereto as Appendix A. The members of the audit committee are Ms. Silvia Kessel, Mr. Michael H. Boyer and Mr. Leonard White. Ms. Kessel is Executive Vice President of Big City Radio and is thus not independent as defined by
Section 121(A) of the American Stock Exchange listing standards. Ms. Kessel was elected to the audit committee in March 1998 and was selected as a member of the audit committee because of her experience and knowledge of corporate financial and accounting matters. Big City Radio is currently in the process of selecting an additional director who meets the definition of independence under the AMEX listing standards to become a member of its audit committee.

    REVIEW WITH MANAGEMENT

    The audit committee has reviewed and discussed our audited financial statements with management.

    REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

    The audit committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements. The audit committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from us.

    CONCLUSION

    Based on the review and discussions referred to above, the committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Ms. Silvia Kessel

Mr. Michael Boyer

Mr. Leonard White

April 9, 2001

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers whose individual compensation exceeded $100,000 during the years ended December 31, 2000, 1999 and 1998 for services rendered in all capacities to Big City Radio and its subsidiaries. The persons listed in the table below are referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION AWARDS
                                               ANNUAL          -----------------------------------
                                            COMPENSATION                             SECURITIES
                                        --------------------   RESTRICTED STOCK   UNDERLYING STOCK        ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY($)   BONUS($)     AWARD(S)($)          OPTIONS          COMPENSATION($)
---------------------------  --------   ---------   --------   ----------------   ----------------     ---------------
Charles M. Fernandez......     2000      450,000         --             --                 --                  --
President and Chief            1999            *          *             --            250,000(2)               --
Executive Officer(1)           1998           --         --             --                 --                  --

Paul R. Thomson...........     2000      237,500     30,000             --                 --                  --
Vice President and             1999      210,000     30,000             --            120,000(3)               --
Chief Financial Officer        1998      187,500     25,000             --             10,000(4)               --

Bryan Subotnick...........     2000      215,000     25,000             --                 --                  --
Executive Vice President--     1999      150,000         --             --            120,000(3)               --
Corporate Development          1998      125,000     10,000             --             10,000(4)               --

Alan D. Kirschner.........     2000      175,000     25,000             --                 --                  --
Vice President--               1999      150,000     25,000             --            120,000(5)               --
Engineering                    1998      110,000     15,000             --             10,000(4)               --

------------------------

(1) Mr. Fernandez was appointed President and Chief Executive Officer on November 1, 1999, thus his 1998 compensation is not applicable. The amount of annual compensation paid to Mr. Fernandez for 1999 is less than a full year of compensation and is less than $100,000.

(2) Currently exercisable at an exercise price of $4.00 per share.

(3) Includes options to purchase 15,000 shares of class A common stock granted on January 28, 1999 at an exercise price of $3.4375 per share of which 9,000 are presently exercisable and the remainder of which become exercisable in two annual installments on each anniversary of the grant date, and options to purchase 5,000 shares of class A common stock granted on March 11, 1999 at an exercise price of $4.313 per share of which 3,000 are presently exercisable and the remainder of which become exercisable in two annual installments on each anniversary of the grant date, and options to purchase 100,000 shares of class A common stock granted on November 1, 1999 at an exercise price of $3.5625 per share of which 40,000 are presently exercisable and the remainder of which become exercisable in three annual installments on each anniversary of the grant date.

(4) Options to purchase 10,000 shares of class A common stock granted on July 6, 1998 at an exercise price of $7.8125 per share, 6,000 of which are presently exercisable and the remainder of which become exercisable in two annual installments on each anniversary of the grant date.

(5) Includes options to purchase 15,000 shares of class A common stock granted on January 28, 1999 at an exercise price of $3.4375 per share of which 9,000 are presently exercisable and the remainder of which become exercisable in two annual installments on each anniversary of the grant date, and options to purchase 5,000 shares of class A common stock granted on March 11, 1999 at an exercise price of $4.313 per share of which 3,000 are presently exercisable and the remainder of which become exercisable in two annual installments on each anniversary of the grant date and options to purchase 100,000 shares of class A common stock granted on October 20, 1999 at an exercise price of $3.4375 per share of which 50,000 are presently exercisable and the remainder of which will become exercisable in two annual installments on each anniversary of the grant date.

    No stock options to purchase shares of our common stock were granted to the named executive officers during fiscal year 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

    The following table sets forth the exercise of stock options during the year ended December 31, 2000, by each of the named executive officers and the year-end value of unexercised options.

                                                                       NUMBER OF               VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                               SHARES ACQUIRED      VALUE         FISCAL YEAR-END(#)            FISCAL YEAR-END($)
                               ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
                               ---------------   -----------   -------------------------   ----------------------------
Charles M. Fernandez.........           --               --         250,000/0                                --/--
Paul R. Thomson..............           --               --      109,000/96,000                              --/--
Bryan Subotnick..............           --               --      109,000/96,000                              --/--
Alan D. Kirschner............           --               --      119,000/86,000                              --/--

------------------------

(1) Calculated based on a closing price for the class A common stock of $2.1875 as reported by the American Stock Exchange on December 29, 2000.

EMPLOYMENT AGREEMENTS OF NAMED EXECUTIVE OFFICERS

    We have entered into employment agreements with the following named executive officers: Messrs. Charles M. Fernandez, Alan D. Kirschner, Paul R. Thomson and Bryan Subotnick.

EMPLOYMENT AGREEMENT WITH CHARLES M. FERNANDEZ

    We are party to an employment agreement with Mr. Fernandez that provides for Mr. Fernandez's employment as President and Chief Executive Officer through October 31, 2002. Mr. Fernandez's employment agreement provides for an annual base salary of $450,000, subject to cost of living increases in each subsequent contract year of not less than 5% of the annual base salary in the immediate preceding year. Mr. Fernandez is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation as determined by the compensation committee in its discretion. In addition, Mr. Fernandez is entitled to receive stock options to purchase up to an additional 750,000 shares of class A common stock, if certain performance targets are met and subject to certain other conditions as set forth in his employment agreement. If we terminate Mr. Fernandez's employment without cause or upon the occurrence of a "change of control" (as defined in Mr. Fernandez's employment agreement), we will be obligated to make severance payments in an amount equal to the greater of (i) the product of the annual base salary then in effect multiplied by two, or (ii) the net present value of the annual base salary then in effect multiplied by the number of years remaining in the term. In addition, upon any such termination, Mr. Fernandez will automatically be vested in all stock options granted to him pursuant to his employment agreement. During the term of the agreement and following the termination of his employment with us for any reason, Mr. Fernandez will not be permitted to engage in or have an interest in any person or entity that engages in competition with us in any "territory" (as such term is defined in the employment agreement) in which we or any of our subsidiaries conduct business during or within one year following the term of the agreement.

EMPLOYMENT AGREEMENT WITH PAUL R. THOMSON

    We are party to an employment agreement with Mr. Thomson that provides for Mr. Thomson's employment as Vice President and Chief Financial Officer through June 30, 2003. Mr. Thomson's employment agreement provides for an annual base salary of $250,000 for the period from July 1, 2000 through June 30, 2001 ("Year 1"), $275,000 for the period from July 1, 2001 through June 30, 2002 ("Year 2"), and $300,000 for the period from July 1, 2002 through June 30, 2003 ("Year 3"). Mr. Thomson is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation subject to our achieving certain goals established by our Compensation Committee. Such bonus compensation will be paid to Mr. Thomson as follows: $40,000 for Year 1, $50,000 for Year 2 and $60,000 for Year 3. If we terminate Mr. Thomson's employment without cause or upon the occurrence of a "change of control" (as defined in Mr. Thomson's employment agreement), we will be obligated to make severance payments in an amount equal to the aggregate amount of Mr. Thomson's base monthly salary for the lesser of
(i) twelve months or (ii) the remaining term of his employment pursuant to the agreement. In addition, if upon a change in control Mr. Thomson does not remain as our or our successor's Chief Financial Officer or a similar position is not created, Mr. Thomson shall have the right, at any time within ninety (90) days following the change of control, to terminate his employment with us in which case Mr. Thomson will be entitled to a lump sum payment equal to the net present value of the remaining term of his employment pursuant to the terms of his employment agreement. Following the termination of his employment with us for any reason, Mr. Thomson shall not serve in any accounting or financial capacity for, or otherwise be involved in the accounting and financial functions of any radio station with a rock-based format within 50 miles of the transmitter of any of our radio stations for a period of six months following the termination of Mr. Thomson's employment agreement.

EMPLOYMENT AGREEMENT WITH ALAN D. KIRSCHNER

    We are party to an employment agreement with Mr. Kirschner that provides for Mr. Kirschner's employment as Vice President--Engineering through December 31, 2002. The employment agreement provides for an annual base salary of $185,000 for 2001 and $195,000 for 2002. Mr. Kirschner is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation. Such bonus compensation shall not exceed $25,000 for each of 2001 and 2002. If Mr. Kirschner's employment agreement is terminated without cause, we will be obligated to make severance payments in an amount equal to $500,000. If Mr. Kirschner's employment agreement is terminated upon Mr. Kirschner's disability, we will be obligated to make severance payments in an amount equal to twelve times his base monthly salary in effect on the date of termination. Following the termination of his employment with us for any reason, Mr. Kirschner shall not serve in any engineering or technical capacity for, or otherwise be involved in the engineering and technical functions of any radio station within 50 miles of the transmitter of any of our radio stations. The non-compete period shall be for 30 days following the termination if terminated by us with cause, for 60 days if terminated by Mr. Kirschner and for one year if terminated by us without cause.

EMPLOYMENT AGREEMENT WITH BRYAN SUBOTNICK

    We are party to an employment agreement with Mr. Subotnick that provides for Mr. Subotnick's employment as Executive Vice President--Corporate Development through December 31, 2002. Mr. Subotnick "s employment agreement provides for an annual base salary of $185,000 for the period from January 1, 2000 through December 31, 2000 ("Year 1"), $215,000 for the period from January 1, 2001 through December 31, 2001 ("Year 2"), and $250,000 for the period from January 1, 2002 through December 31, 2002. Mr. Subotnick is entitled to participate in all benefits generally made available to senior executives and to receive annual bonus compensation. Such bonus compensation shall be paid as follows: $46,250 for Year 1, $53,750 for Year 2 and $62,500 for Year 3. If we terminate Mr. Subotnick's employment without cause or upon the occurrence of a "change of control" (as defined in Mr. Subotnick's employment agreement), we will be obligated to make severance payments in an amount equal to the aggregate amount of Mr. Subotnick's base monthly salary for the remaining term of his employment pursuant to the agreement. Following the termination of his employment with us for any reason, Mr. Subotnick shall not serve in any accounting or financial capacity for, or otherwise be involved in the accounting and financial functions of any radio station with a rock-based format within 50 miles of the transmitter of any of our radio stations for a period of six months following the termination of Mr. Subotnick's employment agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    We receive certain legal, accounting, tax and other services from Metromedia Company for which we pay to Metromedia Company an annual management fee. Stuart Subotnick is a general partner of Metromedia Company. We paid Metromedia Company a management fee of $100,000 during 2000.

INDEMNIFICATION AGREEMENTS

    We have not entered into any indemnification agreements.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires Big City Radio's directors and executive officers, and persons who beneficially own more than 10% of the outstanding class A common stock, to file with the Securities and Exchange Commission and the American Stock Exchange ("AMEX") initial reports of ownership and reports of changes in ownership of the class A common stock. Such officers, directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange Commission to furnish Big City Radio with copies of all reports that they file under Section 16(a). To Big City Radio's knowledge, based solely on a review of the copies of such reports furnished to Big City Radio and written representations that no other reports were required, all
Section 16(a) filing requirements applicable to Big City Radio's officers, directors and greater than 10% beneficial owners were complied with by such persons during the fiscal year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the compensation committee are Mr. Michael H. Boyer and Mr. Leonard White. Neither member of the compensation committee served as an officer or employee of Big City Radio or any of its subsidiaries during fiscal year 2000. There were no material transactions between us and any of the members of the compensation committee during fiscal year 2000.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

    The compensation committee of the board of directors is comprised entirely of independent directors and is responsible for developing and making recommendations to the board of directors with respect to our executive compensation policies. See "Meetings and Certain Committees of the Board--The Compensation Committee."

    The following report of the compensation committee discusses our executive compensation policies and the basis of the compensation paid to our executive officers in 2000:

    In general, the compensation committee seeks to link the compensation paid to each executive officer to the performance of such executive officer. Within these parameters, the executive compensation program attempts to provide an overall level of executive compensation that is competitive with companies of comparable size and with similar market and operating characteristics.

    There are three elements in Big City Radio's executive total compensation program, all determined by individual and corporate performance as specified in the various employment agreements:

    - Base salary

    - Annual incentive

    - Long-term incentive

BASE SALARY

    Amounts earned during 2000 by Big City Radio's named executive officers are shown in the Summary Compensation Table. The base compensation of such named executive officers is set by the terms of the employment agreement entered into with such executive officer. Base Salaries were established by the company and approved by the compensation committee for each of the executive employment agreements.

ANNUAL INCENTIVES

    Big City Radio's executive officers were awarded cash bonuses in 2000 based on 1999 performance against targets established by the company. Individual awards were determined based on provisions of the respective employment agreements where applicable. In addition, each executive officer is entitled to an annual incentive bonus as determined by the compensation committee.

LONG-TERM INCENTIVES

    Long-term incentive awards are granted periodically and are intended to align a significant portion of the executive compensation program with stockholder interests. Big City Radio's executives are eligible to participate in the 1999 Incentive Stock Plan. During 2000, Big City Radio did not grant any long-term incentive awards in the form of stock options or otherwise to any of its executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Amounts earned during 2000 by Mr. Fernandez, our Chief Executive Officer, are shown in the Summary Compensation Table. The base compensation of Mr. Fernandez is set by the terms of his employment agreement. Mr. Fernandez did not receive a bonus during fiscal year 2000. Mr. Fernandez was not granted any stock options during fiscal year 2000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162

    One of the factors the compensation committee considers in connection with compensation matters is the anticipated tax treatment to the company and to the company's executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. Accordingly, the compensation committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

    The foregoing report of the compensation committee shall not be deemed to be incorporated by reference into any filing of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

                                          Submitted by the Compensation
                                          Committee
                                          of Big City Radio's Board of Directors
                                          as of April 9, 2001
                                          Michael H. Boyer
                                          Leonard White

                               PERFORMANCE GRAPH

    The following graph sets forth our total stockholder return as compared to the Bloomberg R&R Index, an equity index designed to track performance in the radio industry, and the AMEX Composite Index, a capitalization-weighted index representing the aggregate value of the common shares or ADRs of all AMEX listed companies, REITS, master limited partnerships, and closed-end investment vehicles.

        COMPARISON OF CUMULATIVE TOTAL RETURN SINCE DECEMBER 1997 UNTIL
           DECEMBER 2000 AMONG BIG CITY RADIO, INC. & SELECT INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                      31-DEC-97  31-DEC-98  31-DEC-99  31-DEC-00
Big City Radio              116         58         68         30
Bloomberg R&R Index         105        131        251        145
AMEX Composite Index        104        106        136        139

    Assumes $100 investment on December 19, 1997 in Big City Radio, Inc., in the Bloomberg R&R Index, and in the AMEX Composite Index, and reinvestment of dividends paid.

                                                            12/31/97   12/31/98   12/31/99   12/31/2000
                                                            --------   --------   --------   ----------
Big City Radio, Inc.......................................    $116       $ 58       $ 68        $ 30
Bloomberg R & R Index.....................................    $105       $131       $251        $145
AMEX Composite Index......................................    $104       $106       $136        $139

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The following table sets forth certain information with respect to the current members of our board of directors, including Mr. Michael H. Boyer and Mr. Leonard White, who have been nominated for re-election as class A directors at the annual meeting.

    The board of directors knows of no reason why any of its nominees will be unable to or will refuse to accept election. If any nominee becomes unable to or refuses to accept election, the board of directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

    The affirmative vote of the holders of a plurality of shares of class A common stock present in person or represented by proxy at the annual meeting and voting as a single class will be required to elect each of Messrs. Boyer and White as class A directors to Big City Radio's board of directors.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
Michael H. Boyer............................................     51      Class A       1998
   Mr. Boyer was elected a Director of the Company as of
   January 1998. Mr. Boyer is currently Chief Financial
   Officer of American Saw & Mfg. Company. Until February
   2001, Mr. Boyer was Senior Vice President and Chief
   Financial Officer of Stanadyne Automotive Corp., a
   manufacturer of diesel fuel injection equipment and
   hydraulic valve lifters, where he had been employed since
   July 1978. Mr. Boyer is a member of the Audit and
   Compensation Committees.

Leonard White...............................................     61      Class A       1997
   Mr. White has served as a Director of the Company since
   December 1997. Mr. White is President and Chief Executive
   Officer of Rigel Enterprises Inc., a private investment
   management firm, since July 1997. Mr. White served as
   President and Chief Executive Officer of Orion Pictures
   Corporation ("Orion"), a motion picture production and
   distribution company, from 1992 until 1997 and as
   President and Chief Executive Officer of Orion Home
   Entertainment Corporation from 1987 to 1992. Mr. White is
   also a Director of Metromedia International Group, Inc.,
   an international telecommunications and media company
   ("MMG"), and Metromedia Fiber Network, Inc., a provider
   of high bandwidth, fiber optic transmission capacity
   ("MFN"). Mr. White is a member of the Audit and
   Compensation Committees.

Charles M. Fernandez........................................     39      Class B       1999
   Mr. Fernandez has served as President and Chief Executive
   Officer of the Company and a Director since November
   1999. Mr. Fernandez served as Chairman of Hispanic
   Internet Holdings, Inc. from 1998 until its merger with
   Big City Radio, Inc. Mr. Fernandez served as Executive
   Vice President and Director of Heftel Broadcasting Corp.
   from 1989 to 1996. Mr. Fernandez has also served as
   Chairman of the Board of Directors of Continucare Corp.
   since 1996, a managed care company, and is a member of
   the Board of Directors and Chairman of the Audit
   Committee of Ivax Corp., a pharmaceutical company.

NAME, PRINCIPAL OCCUPATION FOR PAST                                      CLASS OF    DIRECTOR
FIVE YEARS AND CERTAIN DIRECTORSHIPS                            AGE      DIRECTORS    SINCE
------------------------------------                          --------   ---------   --------
Silvia Kessel...............................................     50      Class B       1997
   Ms. Kessel has served as a Director of the Company since
   December 1997 and has served as Executive Vice President
   of the Company since September 1997. Ms. Kessel has
   served as Executive Vice President of MFN since October
   1997, Chief Financial Officer and Treasurer of MMG since
   1995 and Executive Vice President of MMG since 1996. In
   addition, Ms. Kessel served as Executive Vice President
   of Orion from January 1993 through July 1997, Senior Vice
   President of Metromedia Company since 1994 and President
   of Kluge & Company since January 1994. Prior to that
   time, Ms. Kessel served as Senior Vice President and a
   Director of Orion from June 1991 to November 1992 and
   Managing Director of Kluge & Company from April 1990 to
   January 1994. Ms. Kessel is a member of the board of
   directors of MMG and MFN and is also a member of the
   board of directors of Liquid Audio Inc.

Anita Subotnick.............................................     57      Class B       1994
   Ms. Subotnick founded the Company in 1994 and has been
   serving as a Director since our inception. Ms. Subotnick
   has been a private investor for over five years. Ms.
   Subotnick is married to Stuart Subotnick. Anita Subotnick
   and Stuart Subotnick are the parents of Bryan Subotnick.

Stuart Subotnick............................................     59      Class B       1994
   Mr. Subotnick founded Big City Radio, Inc. in 1994 and
   has served as Chairman of the board of directors since
   our inception. Mr. Subotnick has spent approximately 30
   years at Metromedia Company (and its predecessor) and
   together with long-time partner John W. Kluge, has
   overseen Metromedia Company's investments in numerous
   media, entertainment and communications businesses.
   Mr. Subotnick has served since 1996 as Vice Chairman,
   President and Chief Executive Officer of MMG.
   Mr. Subotnick has also served as Executive Vice President
   of Metromedia Company and its predecessor for over five
   years. Metromedia Company and its predecessor owned and
   operated radio stations, television stations, an outdoor
   advertising business, and cellular telephone and paging
   operations throughout the United States. Mr. Subotnick is
   also a director of Carnival Cruise Lines, Inc., a cruise
   line company, and MFN. Mr. Subotnick is married to Anita
   Subotnick. Stuart and Anita Subotnick are the parents of
   Bryan Subotnick.

David A. Persing............................................     43      Class B       2001
   Mr. Persing has served as a Director and Executive Vice
   President, Secretary and General Counsel since January
   2001. Also since January 2001, Mr. Persing has served as
   Executive Vice President, General Counsel and Secretary
   of Metromedia International Group, Inc., a Director of
   Metromedia Fiber Network, Inc. and Senior Vice President,
   Secretary and General Counsel of Metromedia Company.
   Prior to joining Metromedia Company and its affiliated
   companies, Mr. Persing served as Senior Vice President
   and General Counsel of Smith Management LLC, a private
   investment firm for more than five years preceding
   November 2000.

                          PROPOSAL 2--RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

    Our board of directors has appointed the firm of KPMG LLP, independent auditors, to audit our and our subsidiaries' financial statements for the year ending December 31, 2001, subject to ratification by the stockholders holding class A common stock and class B common stock, voting as a single class. The holders of all outstanding shares of class B common stock, have indicated that they intend to vote in favor of the retention of KPMG LLP at the annual meeting, such ratification is therefore assured.

    A partner of KPMG LLP is expected to be present at the annual meeting and to be provided with an opportunity to make a statement if such partner desires to do so and to be available to respond to appropriate questions from stockholders.

    If the stockholders do not ratify the appointment KPMG LLP as Big City Radio's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the Audit Committee and the board of directors.

    AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of our annual financial statements by KPMG LLP for fiscal year 2000 and for the reviews of the financial statements included in our Forms 10-Q for fiscal year 2000 were $129,500.

    ALL OTHER FEES. There were no other fees billed for professional services rendered by KPMG LLP other than the audit fees set forth above.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF BIG CITY RADIO'S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2001.

                   ANNUAL REPORT; INCORPORATION BY REFERENCE

    Our annual report for the fiscal year ended December 31, 2000 (which contains our audited financial statements) is being mailed to stockholders together with this proxy statement. To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Audit Committee Reprot," "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

    Upon the oral or written request of any stockholder of record on the record date, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2000 (excluding exhibits), as filed with the Securities and Exchange Commission, will be supplied without charge. Requests should be directed to Big City Radio, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: David A. Persing, Secretary, telephone number: (201) 531-8000.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Any stockholder who wishes to present a proposal at the 2002 annual meeting of stockholders, and who wishes to have such proposal included in our proxy statement for that meeting, must deliver a copy of such proposal to Big City Radio, Inc., c/o Metromedia Company at One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Corporate Secretary, no later than December 12, 2001; provided, however, that if the 2002 annual meeting of stockholders is held on a date more than 30 days before or after the corresponding date of the 2001 annual meeting of stockholders, any stockholder who wishes to have a proposal included in our proxy statement for that meeting must deliver a copy of the proposal to us at a reasonable time before the proxy solicitation is made. We reserve the right to decline to include in our proxy statement any stockholder's proposal which does not comply with the rules of the Securities and Exchange Commission for inclusion therein.

    Discretionary authority will be exercised at the annual meeting to vote on any matter which we did not have notice of prior to March 14, 2001.

                                 OTHER BUSINESS

    The board of directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the form of proxy, attached as an appendix, to vote as proxies in accordance with their best judgment.

    PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                                          By Order of the Board of Directors,

                                          [LOGO]

                                          DAVID A. PERSING
                                          EXECUTIVE VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

    April 11, 2001

                                                                         ANNEX A

                              BIG CITY RADIO, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    The Board of Directors has established an Audit Committee. The Audit Committee must be composed of at least three directors.

STATEMENT OF POLICY

    The Audit Committee shall provide advice and assistance to the Board and its members in fulfilling their responsibilities to the stockholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, the Audit Committee shall communicate freely and openly with the directors, the independent auditors, and the financial management of the Company.

MEMBERSHIP

    The Committee shall be comprised of at least three members who are independent of the management of the Company and are free of any relationship that would interfere with their ability to make independent judgments as an audit committee member.

    Each member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. At least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

MEETING

    The Committee shall meet at least quarterly generally before regular Board of Directors meetings. In no event will any quarterly or annual report on Form 10-Q or Form 10-K, respectively, be filed prior to approval of such report by the Audit Committee. The Committee may ask members of management or others to attend any meeting of the Audit Committee and provide pertinent information as its members may deem necessary.

    The agenda for each meeting will be prepared by the secretary of the Company and, whenever reasonably practicable, circulated to each member prior to the meeting. A meeting may be held by telephone or action may be taken without a meeting by unanimous written consent setting forth the action so taken, signed by the members of the Audit Committee.

    As part of its job to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditor to discuss the quality of the Company's accounting, including internal control procedures, financial disclosures and the Company's accounting principles and their application.

RESPONSIBILITIES

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to assure the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee shall:

    - Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and shall engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors

    - Review and recommend to the directors the independent auditors to be selected (or nominate the independent auditor to be proposed for stockholder approval in any proxy statement) to audit the financial statements of the Company and its divisions and subsidiaries and to evaluate, and, where appropriate, replace the independent auditors.

    - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

    - Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed unauthorized, illegal or otherwise improper.

    - Receive, a reasonable time prior to each meeting so as to permit meaningful review, a draft of the Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

    - Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review any proposed changes in accounting principles.

    - Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

    - Provide an open avenue of communication among the independent auditor and the board of directors.

    - Submit the minutes of all the meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting, with the Board of Directors.

    - Fully, fairly, and timely disclose all material developments to the Board of Directors.

    - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

    While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the committee to resolve disagreement, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations and its Code of Conduct.

    Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

PROXY                                                                      PROXY

                              BIG CITY RADIO, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2001, 3:00 P.M.

     The undersigned hereby appoints Charles Fernandez, David A. Persing and Paul Thomson and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote at the annual meeting of stockholders of Big City Radio, Inc. to be held on May 11, 2001, at 3:00 p.m. local time, on the Concourse Level, 1285 Avenue of the Americas, New York, NY 10022, and any and all adjournments thereof, as designated on the reverse side, all of the shares of common stock, par value $.01 per share, of Big City Radio, Inc. according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the proposals set forth on the reverse side, as more fully set forth in the Proxy Statement dated April 11, 2001.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

               PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE
                           (CONTINUED ON REVERSE SIDE)

                 Please Detach and Mail in the Envelope Provided


        PLEASE MARK YOUR
A  |X|  VOTES AS IN THIS
        SAMPLE.

                          FOR
                      all nominees   Withhold authority
                       (except as           to vote
                      noted below)    for all nominees

   1.  Election of         |_|                |_|           Nominees:
       Directors                                               Leonard White
                                                               Michael H. Boyer


(INSTRUCTION: TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
LINE THROUGH THE NOMINEE'S NAME IN THE LIST
AT RIGHT.)

                                                 FOR     AGAINST    ABSTAIN

2. The Ratification of the appointment of        |_|       |_|        |_|
   KPMG LLP as independent auditor for
   the year ending December 31, 2001.


THIS PROXY WHEN PROPERLY EXECUTED WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 2. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





Signature _____________________  _____________________
                                   Please Print Name

Signature _____________________  _____________________  Date: __________, 2001
                                   Please Print Name


IMPORTANT: Please sign exactly as name appears on this card. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title.